Exhibit 3.1.41

STATE OF SOUTH CAROLINA

SECRETARY OF STATE

ARTICLES OF INCORPORATION

THE STATE-RECORD PUBLISHING COMPANY, INC.

(File This Form in

Duplicate Originals)

Sect. 4.3 etc. Act of 1962 12-14 etc.

Supplement Code 1962)

1.        The name of the proposed corporation is THE STATE-RECORD PUBLISHING COMPANY, INC.

2.        The initial registered office of the corporation is                         Stadium Road

                                                                                                                                               Street and Number

  located in the city of Columbia, county of Richland and the State of South Carolina and the name of its initial registered agent at such address is Arthur D. Cooper.

3.        The period of duration of the corporation shall be perpetual (                years).

4.        The corporation is authorized to issue shares of stock as follows:

Class of shares	Authorized No. of each class	Par Value

	1,000	$100.00

If shares are divided into two or more classes or if any class of shares is divided into series within a class, the relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:

5.        Total authorized capital stock $100,000.00.

6.        It is represented that the corporation will not begin business until there has been paid into the corporation the minimum consideration of the issue of shares, which is $1,000.00 of which at least $500.00 is in cash.

7.        The number of directors constituting the initial board of directors of corporation is five and names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

Ambrose G. Hampton	Box 150, Stadium Road, Columbia, SC
Name	Address

Frank Hampton	Millwood, Garners Ferry Rd., Columbia, SC
Name	Address

Augustus T. Graydon	1225 Washington St., Columbia, SC
Name	Address

David W. Robinson	1213 Lady St., Columbia, SC
Name	Address

John F. McGee	Box 150, Stadium Rd., Columbia, SC
Name	Address

Name	Address

Name	Address

8.        The general nature of the business for which the corporation is organized is (it is not necessary to set forth in the purposes powers enumerated in Section 2.2) (12-12.2 Supplemental Code 1962) the publication of newspapers.

9.        Provisions which the incorporators elect to include in the articles of incorporation are as follows:

10.        The name and address of each incorporator is:

Name	Street & Box No.	City	County	State
John F. McGee	Box 150 Stadium Rd.	Columbia	Richland	S.C.
David W. Robinson	Box 1942 1213 Lady St.	Columbia	Richland	S.C.

/s/ John F. McGee
(Signature of Incorporator)

Date	March 23, 1996	John F. McGee
(Type or Print Name)

(Signature of Incorporator)

David W. Robinson
(Type or Print Name)

(Signature of Incorporator)

(Type or Print Name)

STATE OF South Carolina                     )

                                                                 ) ss:

COUNTY OF Richland                           )

The undersigned John F. McGee and David W. Robinson

Do hereby certify that they are incorporators of THE STATE-RECORD PUBLISHING COMPANY, INC., corporation and are authorized to execute this verification; that each of the undersigned for himself does hereby further certify that he has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

/s/ John F. McGee
(Signature of Incorporator)

(Signature of Incorporator)

(Signature of Incorporator)
(Each Incorporator Must Sign)

CERTIFICATE OF ATTORNEY

11.        I, David W. Robinson, II, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of chapter 4 of the South Carolina Business Corporation Act of 1962, relating to the organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.

Date	March 23, 1996	/s/David W. Robinson, II
(Signature)

David W. Robinson, II
(Type or Print Name)

		Address	Box 1942, 1213 Lady St.

Columbia, S. C.

STATE OF SOUTH CAROLINA

SECRETARY OF STATE

ARTICLES OF AMENDMENT

To The Articles of Incorporation of

The STATE-RECORD PUBLISHING COMPANY, INC.

This Space for Use By

Secretary of State

(File This Form in Duplicate)

Pursuant to Authority of Section 9.6 the South Carolina Business Corporation Act of 1962, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation (12-19.6 Supplement Code 1962)

1.	The name of the Corporation is THE STATE-RECORD PUBLISHING COMPANY, INC.

2.	The Registered Office of the Corporation is: P.O. Box 1333

             (Street and No.)

in the City of Columbia, County of Richland and the State of South Carolina and the name of the Registered Agent at such address is Arthur D. Cooper.

(Complete item 3 and 4 whichever is relevant)

3.	a. The following Amendment of Incorporation was adopted by the shareholders of the Corporation on November 10, 1970, effective March 1, 1971.

(Text of Amendment)

To change the name of The State-Record Publishing Company, Inc. to Columbia Newspapers, Inc.

a.        At the date of adoption of the Amendment, the total number of all outstanding shares of the Corporation was 1,000. The total of such shares entitled to vote, and the vote of such shares was:

	Number of Shares Voted
Total Number of Shares Entitled to vote	For	Against
1,000	1,000

ARTICLES OF AMENDMENT (Continued)

b.        At the date of adoption of the Amendment, the number of outstanding shares of each class entitled to vote as a class on the Amendment and the vote of such shares was (if inapplicable, insert “none”)

		Number of Shares Voted
Class	Number of Shares Entitled to Vote	For	Against
Common	1,000	1,000

4.      a.         Prior to the organizational meting the Corporation and with the consent of the subscribers, the following Amendment was adopted by the Incorporator(s) on                                                                          .

(Text of Amendment)

Not Applicable

b.        The number of withdrawals of subscribers, if such be the case is                     .

c.        The number of Incorporators are                  and the number voting for the Amendment was                      and the number voting against the Amendment was                     .

5.      The manner, if not set forth in the Amendment, in which any exchange, reclassification or cancellation or issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable/insert “no change”)

                      No change

6.      The manner in which the Amendment effects a change in the amount of stated capital, and amount of stated capital, expressed in dollars, as changed by the Amendment, is as follows: (if not applicable, insert “no change”.)

                      No change

Date	February 10, 1971	THE STATE-RECORD PUBLISHING COMPANY, INC.
(Name of Corporation)

/s/ Arthur D. Cooper
President

/s/ Ambrose G. Hampton
Secretary
Note: Any person signing this form shall either opposite or beneath his signature, clearly and legibly state his name and the capacity in which he signs. Must be signed in accordance with Section (1.4) Act of 1962 (12-11.4) Supplement Code 1962.

STATE OF SOUTH CAROLINA            )

                                                                     ) ss:

COUNTY OF RICHLAND                      )

The undersigned Arthur D. Cooper and Ambrose G. Hampton do hereby certify that they are the duly elected and acting President and Secretary, respectively, of The State-Record Publishing Company, Inc. and are authorized to execute this document; that each of the undersigned for himself does hereby further certify that was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

Dated at Columbia, this 10th day of February, 1971.

/s/ Arthur D. Cooper

/s/ Ambrose G. Hampton

Articles of Merger

I.       Plan of Merger:

A.      Name of subsidiary corporation – Mardel Securities, Inc.

 Name of parent corporation – Columbia Newspapers, Inc.

B.      Terms and Conditions of the Proposed merger:

  Upon the effective date, Mardel Securities, Inc., a Delaware corporation, shall be merged into and with Columbia Newspapers, Inc., a South Carolina Corporation, and Columbia Newspapers, Inc., shall assume all of its assets and liabilities. The shares of Mardel Securities, Inc., all of which are held by Columbia Newspapers, Inc., shall be cancelled. No additional shares of Columbia Newspapers, Inc., or any other consideration shall be issued in the transaction.

C.      The shares of the subsidiary corporations shall not be converted into securities or obligations of the parent corporation, nor shall any cash or other consideration be paid or delivered upon surrender of the shares of the subsidiary corporation.

D.      There are no shareholders of the subsidiary corporation other than Columbia Newspapers, Inc., the sole shareholder, and accordingly, Section 12-16.27 and 12-20.5(1)(d) of the South Carolina Business Corporation Act are inapplicable.

II.     The number of outstanding shares of each class of the subsidiary corporation and the number of such shares of each class owned by the surviving corporation are:

Preferred Stock – 4150

Non-voting Common Class A – 50

Voting Common Class B – 4

All of said shares are owned by the surviving corporation.

III.     Columbia Newspapers, Inc., owns 100 percent of the outstanding shares of Mardel Securities, Inc., and hereby waives on behalf of Mardel the notice required by Section 12-20.5(a)(3) of the South Carolina Business Corporation Act for the adoption of the Plan of Merger.

COLUMBIA NEWSPAPERS, INC.

By:	/s/ Arthur D. Cooper
President

MARDEL SECURITIES INC.

By:	/s/ Ben R. Morris
President (BRM)

We, the undersigned, have read and understood the meaning and purport of the statements contained in this document and such statements are true to the best of our knowledge. We have authority to sign this document on behalf of the undersigned corporations.

COLUMBIA NEWSPAPERS, INC.

By	/s/ Arthur D. Cooper
President

MARDEL SECURITIES, INC.

By:	/s/ Ben R. Morris
President

ARTICLES OF MERGER

OF

THE ALEXANDRIA GAZETTE CORPORATION

INTO

COLUMBIA NEWSPAPERS, INC.

1.      The Plan of Merger is as follows:

1.	Name of subsidiary corporation – The Alexandria Gazette Corporation.

Name of parent corporation – Columbia Newspapers, Inc.

2.	Terms and conditions of the proposed merger are as follows:

Upon the effective date, The Alexandria Gazette Corporation shall be merged into and with Columbia Newspapers, Inc. and Columbia Newspapers, Inc. shall assume all of its assets and liabilities. The shares of The Alexandria Gazette Corporation, all of which are held by Columbia Newspapers, Inc. shall be cancelled. No additional shares of Columbia Newspapers, Inc. or any other consideration shall be issued in the transaction.

3.	The shares of the subsidiary corporation shall not be converted into securities or obligations of the parent corporation, nor shall any cash or other consideration be paid or delivered upon surrender of the shares of the subsidiary corporation.

4.	THERE ARE NO SHAREHOLDERS OF THE SUBSIDIARY CORPORATION OTHER THAN COLUMBIA NEWSPAPERS, INC., THE SOLE SHAREHOLDER, AND ACCORDINGLY, SECTION 12-16.27 AND 12.20(5)(1)(d) OF THE SOUTH CAROLINA BUSINESS CORPORATION ACT ARE INAPPLICABLE.

2.      The number of outstanding shares of each class of the subsidiary corporation is 2500 common, all of which are owned by the surviving corporation.

3.      A copy of the Plan of Merger was mailed to the shareholders of the subsidiary corporation on February 14, 1975.

4.      Columbia Newspapers, Inc. owns all of the stock of the surviving corporation, The Alexandria Gazette Corporation and on its behalf waives the thirty day requirement of §12-20.5(a)(3).

5.      The address of the registered office of the surviving corporation is Columbia Newspapers, Inc., P.O. Box 1333, Columbia, South Carolina.

6.      This merger shall be effective on February 28, 1975.

COLUMBIA NEWSPAPERS, INC.

By	/s/ Arthur D. Cooper
President

By	/s/ J.W. Molton, Jr.
Ass’t Secretary

We, the undersigned, have read and understood the meaning and purport of the statements contained in this document and believe such statements to be true. Each of us has authority to sign this document on behalf of Columbia Newspapers, Inc.

COLUMBIA NEWSPAPERS, INC.

By	/s/ Arthur D. Cooper
President

By	/s/ J.W. Molton, Jr.
Ass’t Secretary

STATE OF SOUTH CAROLINA

SECRETARY OF STATE

ARTICLES OF AMENDMENT

To The Articles of Incorporation of

COLUMBIA NEWSPAPERS, INC.

(File This Form in Duplicate)

Pursuant to Authority of Section 33-15-10 the South Carolina Code of 1976 as amended, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.	The name of the Corporation is COLUMBIA NEWSPAPERS, INC.

2.	The Registered Office of the Corporation is 75 Beattie Place, Two Shelter Centre

                                                                                                  (Street and No.)

in the City of Greenville, County of                     and

the State of South Carolina and the name of the Registered Agent at such address is c/o CT Corporation

(Complete item 3 of 4 whichever is relevant)

3.	a.	The following Amendment of the Articles of Incorporation was adopted by the shareholders of the Corporation on March 26, 1987

(Text of Amendment)

RESOLVED, that the Amended Articles of Incorporation of the Corporation be amended to provide that the name of the Corporation shall be “THE STATE-RECORD COMPANY, INC.”

b.	At the date of adoption of the Amendment, the total number of all outstanding shares of the Corporation was 1000. The total of such shares entitled to vote, and the vote of such shares was:

	Number of Shares Voted
Total Number of Shares Entitled to vote	For	Against
1,000	1,000

c. At the date of adoption of the Amendment, the number of outstanding shares of each class entitled to vote as a class on the Amendment, and the vote of such shares, was: (if inapplicable, insert “none”).

Number of Shares Voted
Class	Total Number of Shares Entitled to vote	For	Against
None

4.	a.	Prior to the organizational meeting the Corporation and with the consent of the subscribers, the following Amendment was adopted by the Incorporator(s) on

(Text of Amendment)

Not Applicable

	b.	The number of withdrawals of subscribers, if such be the case is

	c.	The number of Incorporators are and the number voting for the Amendment was and the number voting against the Amendment was .

5.	The manner, if not set forth in the Amendments, in which any exchange, reclassification, or cancellation or issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert “no change”)

                      No Change

6.	The manner in which the Amendment effects a change in the amount of stated capital and amount of stated capital, expressed in dollars, as changed by the Amendment, is as follows (if not applicable, insert “no change”)

                      No Change

Dated: 3/26/87	COLUMBIA NEWSPAPERS, INC.
Name of Corporation

/s/ Ben L. Morris
(Name and Title)
Ben R. Morris - President

/s/ Douglas C. Harris

Douglas C. Harris - Secretary
Note: Any person signing this form shall either opposite or beneath his signature, clearly and legibly state his name and the capacity in which he signs. Must be signed in accordance with Section 33-1-20 of the 1976 Code, as amended.
(Name and Title)

(Name and Title)

(Name and Title)

STATE OF SOUTH CAROLINA )
)	SS:
COUNTY OF RICHLAND )

The undersigned Ben R. Morris and Douglas C. Harris do hereby certify that they are the duly elected and acting President and Secretary, respectively, of COLUMBIA NEWSPAPERS, INC. and are authorized to execute this document; that each of the undersigned for himself does hereby further certify that he signed and was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

Dated at Miami, this 26th day of March, 1987.

/s/ Ben R. Morris
Ben R. Morris

/s/ Douglas C. Harris
Douglas C. Harris

STATE OF SOUTH CAROLINA

SECRETARY OF STATE

ARTICLES OF AMENDMENT

TYPE OR PRINT CLEARLY IN BLACK INK

Pursuant Section 33-10-106 of the 1976 South Carolina Code of Laws, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.	The name of the corporation is The State-Record Company, Inc.

2.	Date of Incorporation 3/31/1966

3.	Agent’s Name and Address R. Sidney Crim, 1401 Shop Road, Columbia, SC 29201

4.	On April 16, 2004, the corporation adopted the following Amendment(s) of its Articles of Incorporation: (Type or attach the complete text of each Amendment)

“RESOLVED, that the Articles of Incorporation of the Corporation be amended to change the name of the Corporation to Columbia State, Inc.”

5.	The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, Insert “not applicable” or : “NA”).

N/A

6.	Complete either “a” or “b”, whichever is applicable.

a.	☐	Amendment(s) adopted by shareholder action.

At the date of adoption of the Amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

Voting Group	Number of Outstanding Shares	Number of Votes Entitled to be Cast	Number of Votes Represented at the meeting	Number of Undisputed* Shares For or Against

The State-Record Company, Inc.
Name of Corporation

*NOTE:	Pursuant to Section 33-10-106(6)(i) of the 1976 South Carolina Code of Laws, as amended, the corporation can alternatively state the total number of disputed shares cast for the amendment by each voting group together with a statement that the number of cast for the amendment by each voting group was sufficient for approval by that voting group.

b.	☒	The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to Section 33-6-102(d), 33-10-102 and
33-10-105 of the 1976 South Carolina Code of Laws, as amended, and shareholder action was not required.

7.	Unless a delayed dated is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State (See Section 33-1-230(b) of 1976 South Carolina Code of Laws, as amended)

Date	April 20, 2004	The State-Record Company, Inc.
Name of Corporation

/s/ Adrienne Lilly
Signature

Adrienne Lilly, Assistant Secretary
Type or Print Name and Office

STATE OF SOUTH CAROLINA

SECRETARY OF STATE

ARTICLES OF AMENDMENT

TYPE OR PRINT CLEARLY IN BLACK INK

Pursuant Section 33-10-106 of the 1976 South Carolina Code of Laws, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation

1	The name of the corporation is	Columbia State, Inc.

2	Date of Incorporation	3/31/66

3	Agent’s Name and Address	CT Corporation System, 75 Beattie Place, Greenville,
South Carolina 29601

4	On July 1, 2005 , the corporation adopted the following Amendment(s) of its Articles of
Incorporation (Type or attach the complete text of each Amendment)

“RESOLVED, that the Articles of Incorporation of the Corporation be amended to change the name of the Corporation to The State Publishing Company.”

5	The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows
(if not applicable, insert “not applicable” or “NA”)

N/A

6	Complete either “a” or “b”, whichever is applicable

a	☐	Amendment(s) adopted by shareholder action
At the date of adoption of the Amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was

Voting Group	Number of Outstanding Shares	Number of Votes Entitled to be Cast	Number of Votes Represented at the meeting	Number of Undisputed* Shares For or Against

Columbia State, Inc.
Name of Corporation

*NOTE:

Pursuant to Section 33-10-106(6)(i) of the 1976 South Carolina Code of Laws, as amended, the corporation can alternatively state the total number of disputed shares cast for the amendment by each voting group together with a statement that the number of cast for the amendment by each voting group was sufficient for approval by that voting group

b.	☒	The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to Section 33-6-102(d). 33-10-102 and
33-10-105 of the 1976 South Carolina Code of Laws, as amended, and shareholder action was not required

7	Unless a delayed dated is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State (See Section 33-1-230(b) of 1976 South Carolina Code of Laws, as amended)

Date	7/1/05	Columbia State, Inc.
Name of Corporation

/s/ Gordon Yamate
Signature

Gordon Yamate, Assistant Secretary
Type or Print Name and Office

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF

THE STATE PUBLISHING COMPANY

The State Publishing Company, a corporation organized and existing under the laws of the State of South Carolina, hereby certifies as follows

1	The name of the Corporation is The State Publishing Company The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of South Carolina on March 31, 1966

2	The Certificate of Amendment has been duly adopted in accordance with the applicable provisions of Section 33-10-106 of the General Corporation Law of the State of South Carolina by the Board of Directors and the stockholders of the Corporation

3	The Corporation’s Agent’s name and address are as follows

CT Corporation System

75 Beattie Place

Two Insignia Financial Plaza

Greenville, SC 29601

4	Pursuant to Section 33-10-106 of the General Corporation Law of the State of South Carolina, this Certificate of Amendment amends the provisions of the Corporation’s Certificate of Incorporation as set forth herein

5	Article 1 of the Certificate of Incorporation is hereby amended to read in its entirety as follows

“The name of the Corporation is The State Media Company”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Karole Morgan-Prager, its Secretary, effective August   6   , 2008

By	/s/ Karole Morgan-Prager
Karole Morgan-Prager
Secretary